UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)
Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 SW Salmon Street, Portland, Oregon 97204

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events.

On September 25, 2026, the Oregon Public Utility Commission (OPUC) issued a final order (Order No. 26-354) in Docket UM 2385. The order addresses the application by Portland General Electric Company (PGE or the Company) to reorganize under a holding company structure.

The order includes a rate credit and other customer benefits totaling approximately $83 million, which the Company supports. However, the order also imposes conditions that depart from the stipulation agreed to by the Company and OPUC staff. The stipulation’s terms were consistent with traditional holding company structures approved in Oregon and elsewhere and, in some cases, were more stringent. The order goes beyond the stipulation by imposing restrictions on ordinary course business activities that may not be feasible for the Company to implement, specifically relating to limitations on dividends tied to retained earnings and credit ratings. The Company believes these conditions could limit its ability to fund investments needed to maintain and enhance system reliability, meet regulatory mandates, acquire sufficient clean energy, serve forecasted customer demand, and advance critical infrastructure projects.

The Company is evaluating available options, including requests for reconsideration, clarification, or seeking judicial review, as permitted by applicable law. The Company does not expect to proceed with the reorganization unless these provisions are clarified or modified. The customer rate credit and other benefits will not be implemented unless the Company proceeds with the reorganization.

At this time, the Company is unable to estimate the full financial impact of the order. The Company expects to provide further updates regarding the effects of the order in future periodic reports and investor communications, as appropriate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	September 28, 2026	By:	/s/ Joseph R. Trpik
Joseph R. Trpik
Senior Vice President, Finance and Chief Financial Officer